PIMCO Funds

Supplement dated April 14, 2022 to the Municipal Value Funds Prospectus (the “Prospectus”), and

to the Statement of Additional Information (the “SAI”), each dated July 30, 2021, each as supplemented from time to time

Disclosure Related to the PIMCO California Municipal Opportunistic Value Fund and PIMCO

National Municipal Opportunistic Value Fund (each a “Fund” and collectively the “Funds”)

As previously disclosed, effective March 3, 2021, the Funds were closed to initial purchases by new investors and subsequent purchases by existing shareholders.

Effective April 18, 2022, the Funds will reopen for initial purchases by new investors and subsequent purchases by existing shareholders.

PIMCO reserves the right to close the Funds again in the future. Notice will be provided regarding any future closing of a Fund (i) to initial purchases by new investors or (ii) to subsequent purchases by existing shareholders and initial purchases by new investors. The Funds and PIMCO Investments LLC, the Funds’ distributor, each continues to reserve the right, in its sole discretion, to suspend the offering of shares of the Funds or to reject any purchase order, in whole or in part, when, in the judgment of management, such suspension or rejection is in the best interests of PIMCO Funds.

Investors Should Retain This Supplement for Future Reference

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